                                                                    EXHIBIT 10.2

                               OPTION CERTIFICATE
                          (Non-Statutory Stock Option)


     THIS IS TO CERTIFY that T.A.R. Preferred Mortgage Corporation, a California corporation (the "Corporation"), has granted to the person named below (the "Optionee") a non-statutory stock option (the "Option") to purchase shares of the Corporation's Common Stock, without par value (the "Shares"), under its 1996 Stock Incentive Plan, as follows:


Name of Optionee:                           Terrance J. Wolfe

Address of Optionee:                        ____________________________________
                                            ____________________________________
                                            ____________________________________
                                            ____________________________________

Number of Shares:                           189.685

Option Exercise Price:                      $12,652.57 per share

Option Expiration Date:                     December 31, 2006

     Exercise Schedule: Subject to the terms and conditions of this Agreement, the Option will vest or become exercisable as follows: 37.5% of the Option (rounded up to the nearest whole share) is fully vested and can be exercised in full as of the date of grant of the Option; 12.5% of the Option (rounded up to the nearest whole share) shall vest on June 1, 1997; 15.625% of the Option (rounded up to the nearest whole share) shall vest on June 1, 1998; 15.625% of the Option (rounded up to the nearest whole share) shall vest on June 1, 1999; and the remaining portion of the Option shall vest on June 1, 2000.

     Summary of Other Terms: This Option is defined in the Stock Option Agreement (Non-Statutory Stock Option) (the "Option Agreement") which is attached to this Option Certificate (the "Certificate") as Annex I. This Certificate summarizes certain of the provisions of the Option Agreement for your information, but is not complete. Your rights are governed by the Option Agreement, not by this Certificate. The Company strongly suggests that you
           ---
carefully review the full Option Agreement prior to signing this Certificate or exercising the Option.

     Among the terms of the Option Agreement are the following:

     Termination of Employment: While the Option terminates on the Option Expiration Date, it may terminate earlier (and stop vesting) if you cease to be employed by the Company. If your employment ends due to death or permanent disability, the Option stops vesting on the date of death or disability and begins to terminate one year after the date of death or disability. In all other cases, the Option stops vesting on the date of termination of employment and begins to terminate 90 days after the date of termination of employment; provided, however, if you are terminated "for cause," the Option stops vesting
--------  -------
on the date of termination of your employment and begins to terminate 30 days after the date of termination of your employment; provided, further, however, if
                                                  --------  -------  -------
you are terminated other than "for cause" or if you terminate your employment for good cause, the Option shall remain in effect without any modification and accordingly, will continue to vest and be exercisable. See Section 5 of the attached Option Agreement.

     Transfer: The Option is personal to you, and cannot be sold, transferred, assigned or otherwise disposed of to any other person, except on your death or as otherwise provided in the Option Agreement. See Section 15(d) of the Option Agreement.

     Exercise: You can exercise the Option (once it is exercisable), in whole or in part, by delivering to the Company a Notice of Exercise identical to Exhibit "A" attached to the Option Agreement, accompanied by payment of the Exercise Price for the Shares to be purchased. The Company will then issue a certificate to you for the Shares you have purchased. You are under no obligation to exercise the Option. See Section 4 of the Option Agreement.

     Adjustments upon Recapitalization: The Option contains provisions which adjust your Option to reflect stock splits, stock dividends, mergers and other major corporate reorganizations which would change the nature of the Shares underlying your Option. See Section 7 of the Option Agreement.

     Waiver: By signing this Certificate, you will be agreeing to all of the terms of the Option Agreement, including those not summarized in this Certificate. You will waive your rights to any other options or stock which may have been promised to you. See Section 8 of the Option Agreement.

          Withholding: The Company may require you to make any arrangements necessary to insure the proper withholding of any amount of tax, if any, required to be withheld by the Company as a result of the exercise of the Option. See Section 13 of the Option Agreement.

                                   AGREEMENT

          T.A.R. Preferred Mortgage Corporation, a California corporation (the "Company"), and the above-named person (the "Optionee") each hereby agrees to be bound by all of the terms and conditions of the Stock Option Agreement (Non-Statutory Stock Option) which is attached hereto as Annex I and incorporated herein by this reference as if set forth in full in this document.


DATED:  December 31, 1996

                                 T.A.R. PREFERRED MORTGAGE CORPORATION



                                 By:________________________________
                                 Its:_______________________________



                                 OPTIONEE



                                 ___________________________________
                                 (Signature)



                                 ___________________________________
                                 (Please print your name exactly
                                 as you wish it to appear on any
                                 stock certificates issued to you
                                 upon exercise of the Option)


BY SIGNING ABOVE, THE OPTIONEE REPRESENTS AND WARRANTS THAT HE OR SHE (A) HAS A PREEXISTING PERSONAL OR BUSINESS RELATIONSHIP WITH THE COMPANY, AND (B) BY REASON OF HIS OR HER BUSINESS OR FINANCIAL EXPERIENCE IS ABLE TO PROTECT HIS OR HER OWN INTERESTS IN CONNECTION WITH RECEIVING THE OPTION.

                             STOCK OPTION AGREEMENT
                          (Non-Statutory Stock Option)



          This Stock Option Agreement (this "Option Agreement") is made and entered into on the execution date of the Option Certificate to which it is attached (the "Certificate"), by and between T.A.R. Preferred Mortgage Corporation, a California corporation (the "Company"), and the person named in the Certificate (the "Optionee").

          Pursuant to the 1996 Stock Incentive Plan of the Company (the "Plan"), the Board of Directors of the Company (the "Board") has authorized the grant to Optionee of a Non-Statutory Stock Option to purchase shares of the Company's Common Stock, without par value (the "Common Stock"), upon the terms and subject to the conditions set forth in this Option Agreement and in the Plan.

          The Company and Optionee agree as follows:

      1.  Grant of Option.

          The Company hereby grants to Optionee the right and option (the "Option"), upon the terms and subject to the conditions set forth in this Option Agreement, to purchase all or any portion of that number of shares of the Common Stock (the "Shares") set forth in the Certificate, at the Option exercise price set forth in the Certificate (the "Exercise Price").

      2.  Term of Option.

          The Option shall terminate and expire on the Option Expiration Date set forth in the Certificate, unless sooner terminated as provided herein.

      3.  Exercise Period.

          (a) Subject to the provisions of Section 5 of this Option Agreement, the Option shall become exercisable (in whole or in part) upon and after the dates set forth under the caption "Exercise Schedule" in the Certificate. The installments shall be cumulative; i.e., the Option may be exercised, as to any
                                  ----
or all Shares covered by an installment, at any time or times after the installment first becomes exercisable and until the expiration or termination of the Option.

          (b) Notwithstanding anything to the contrary contained in this Option Agreement, the Option may not be exercised, in whole or in part, unless and until any then-applicable requirements of all state and federal laws and regulatory agencies shall have been fully complied with to the satisfaction of the Company and its counsel. The grant of the Option is exempt from qualification and registration under federal and state securities laws.
The Company agrees to use its reasonable commercial efforts to comply with all applicable requirements of all state and federal laws and regulatory agencies in order to allow the exercise of the Option.

      4.  Exercise of Option.

          There is no obligation to exercise the Option, in whole or in part. The Option may be exercised, in whole or in part, only by delivery to the Company of:

          (a) written notice of exercise in form and substance identical to Exhibit "A" attached to this Option Agreement stating the number of shares of Common Stock then being purchased (the "Purchased Shares"); and

          (b) payment of the Exercise Price of the Purchased Shares, either in cash, by check, by cancellation of any indebtedness of the Company to Optionee for accrued and unpaid salary or, with the consent of the Board, by transfer to the Company of issued and outstanding shares of Common Stock or by reducing the number of shares of Common Stock issuable hereunder, or by any combination of the above methods of payment. If payment is made, in whole or in part, by transfer to the Company of issued and outstanding shares of Common Stock or by reducing the number of shares of Common Stock issuable hereunder, the value of such shares shall be determined as follows: (i) if the Stock is listed on an exchange or exchanges, or admitted for trading in a market system which provides last sale data under Rule 11Aa3-1 of the General Rules and Regulations of the Securities and Exchange Commission under the Securities and Exchange Act of 1934, as amended (a "Market System"), the last reported sales price per share on the last business day prior to such date on the principal exchange on which it is traded, or in such a Market System, as applicable, or if no sale was made on such day on such principal exchange or in such a Market System, as applicable, the last reported sales price per share on the most recent day prior to such date on which a sale was reported on such exchange or such Market System, as applicable; or (ii) if the Common Stock is not then traded on an exchange or in such a Market System, the average of the closing bid and asked prices per share for the Common Stock in the over-the-counter market as quoted on NASDAQ on the day prior to such date; or (iii) if the Common Stock is not listed on an exchange or quoted on NASDAQ, an amount determined in good faith by the Board.

          Following receipt of the notice and payment referred to above, the Company shall issue and deliver to Optionee a stock certificate or stock certificates evidencing the Purchased Shares; provided, however, that the Company shall not be obligated to issue a fraction or fractions of a share of its Common Stock, and may pay to Optionee, in cash or by check, the fair market value of any fraction or fractions of a share exercised by Optionee, which fair market value shall be determined as set forth in the preceding paragraph.

      5.  Termination of Employment.

          (a) If Optionee shall cease to be an officer, director, consultant or employee of the Company, or any Subsidiary or Parent of the Company, for any reason other than death or permanent disability (a "Terminating Event"), Optionee shall have the right, subject to the provisions of Section 5(c) and 5(d) below, to exercise the Option, with respect to all shares fully vested and exercisable as of the date of the Terminating Event:

              (i) at any time during the 90 day period following the Terminating Event; or

              (ii) in the event the shares exercisable under the Option are subject to a lock-up agreement or a Company imposed blackout at any time during the 90 day period referred to in (i), above, then the period referred to in (i), above, shall be extended by the number of days that the Optionee is subject to any lock-up or blackout; provided, however, that such period shall not expire
                         --------  -------
prior to 20 days after the expiration of any lock-up or blackout period.

          Upon the expiration of the applicable period referred in (i) or (ii) above, and at the end of each successive 90 day period thereafter (each of which is subject to extension as provided for in (ii), above), until the Option is either exercised in full or completely terminated, the Optionee shall lose the right to exercise the Option and the Option shall terminate with respect to that number of shares which equals (A) one percent of the total number of shares of the Company's Common Stock outstanding as of the day prior to such terminating date, less (B) the number of shares previously acquired pursuant to the exercise of the Option after the Terminating Event; provided, that each share referred to
                                           --------
in (B), above, may only be used once to offset a share referred to in (A), above. Notwithstanding the foregoing, in no case shall the right to exercise the Option extend beyond the Expiration Date. The Board, in its sole and absolute discretion, shall determine whether or not authorized leaves of absence shall constitute termination of employment for purposes of this Option Agreement.

          (b) If, by reason of death or disability (a "Special Terminating Event"), Optionee shall cease to be an officer, director, consultant or employee of the Company or any Subsidiary or Parent of the Company, then Optionee, Optionee's executors or administrators or any person or persons acquiring the Option directly from Optionee by bequest or inheritance, shall have the right to exercise the Option, with respect to all shares fully vested and exercisable as of the date of the Terminating Event:

              (i) at any time during the one year period following the Special Terminating Event; or

              (ii) in the event the shares exercisable under the Option are subject to a lock-up agreement or a Company imposed blackout at any time during the one year period referred to in (i), above, then the period referred to in
(i), above, shall be extended by the number of days that the Optionee is subject to any lock-up or blackout; provided, however, that such period shall not
                            --------  -------
expire prior to 20 days after the expiration of any lock-up or blackout period.

          Upon the expiration of the applicable period referred in (i) or (ii) above, and at the end of each successive 90 day period thereafter (each of which is subject to extension as provided for in (ii), above), until the Option is either exercised in full or completely terminated, the Optionee shall lose the right to exercise the Option and the Option shall terminate with respect to that number of shares which equals (A) one percent of the total number of shares of the Company's Common Stock outstanding as of the day prior to such terminating date, less (B) the number of shares previously acquired pursuant to the exercise of the Option after the Special Terminating Event; provided, that each share
                                                   --------
referred to in (B), above, may only be used once to offset a share referred to in (A), above. Notwithstanding the foregoing, in no case shall the right to exercise the Option extend beyond the Expiration Date. For purposes of this Option Agreement, "disability" shall mean total and permanent disability as defined in Section 22(e)(3) of the Code. Optionee shall not be considered permanently disabled unless he furnishes proof of such disability in such form and manner, and at such times, as the Board may from time to time require.

          (c) If Optionee shall be terminated "for cause" by the Company, any Subsidiary or any Parent, Optionee shall have the right to exercise the Option, with respect to all shares fully vested and exercisable as of the date of such termination "for cause":

              (i) at any time during the 30 day period following the date of termination; or

              (ii) in the event the shares exercisable under the Option are subject to a lock-up agreement or a Company imposed blackout at any time during the one year period referred to in (i), above, then the period referred to in
(i), above, shall be extended by the number of days that the Optionee is subject to any lock-up or blackout; provided, however, that such period shall not expire
                            --------  -------
prior to 10 days after the expiration of any lock-up or blackout period.

          To the extent not previously exercised, upon the expiration of the applicable 30 day period referred in (i) or (ii) above, the Option shall terminate. Notwithstanding the foregoing, in no case shall the right to exercise the Option extend beyond the Expiration Date. For purposes of this Option Agreement, "for cause" shall mean:

              (1) the willful habitual neglect by Optionee of or the willful repeated failure or refusal by Optionee to perform such duties for the Company as are consistent with his position and job description contained in that certain employment agreement between the Company and Optionee (the "Employment Agreement") or any subsequent employment or consulting agreement between Optionee and the Company; provided, that Optionee had at least one notice in
                          --------
writing from the Company prior to such termination, concerning the neglect or failure to perform such duties; or

              (2) Optionee's willful disobedience of any orders or directives of the Board or any officers thereof acting under the authority thereof that are consistent with his duties as contemplated by the Employment Agreement or any subsequent employment or consulting agreement between Optionee and the Company or Optionee's deliberate interference with the compliance by other employees of the Company with any such orders or directives; or

              (3) the willful repeated failure or refusal of Optionee to abide by or comply with the written policies, standard procedures or regulations of the Company, which the Board in good faith determines has a material detrimental effect on the Company or the business, operations, affairs or financial position thereof; or

              (4) any willful repeated act or course of conduct by Optionee which the Board in good faith determines has a material detrimental effect on the Company or the business, operations, affairs or financial position thereof; provided, that Optionee had at least one notice in writing from the Company
--------
prior to such termination, concerning the act or course of conduct; or

          (5) the committing by Optionee of any fraud, theft, embezzlement or other materially dishonest act against the Company; or

          (6) any material breach of the Employment Agreement or any subsequent employment or consulting agreement between Optionee and the Company; provided,
                                                                     --------
that Optionee had at least one notice in writing from the Company prior to such termination, concerning the breach.

     Notwithstanding Section 4(f) of the Plan, the provisions of this Section 5(c) control the rights of the Optionee with respect to exercising the Option upon termination "for cause." Accordingly, the Company shall have no right under
Section 4(f) of the Plan to terminate Optionee's right to exercise that portion of the Option which was exercisable at the date of termination.

     (d) Notwithstanding the foregoing, if Optionee shall be terminated other than "for cause" by the Company, any Subsidiary or any Parent, or if Optionee terminates his employment agreement for good cause pursuant to Section 6(c) of the Employment Agreement, the Option shall remain in effect without any modification and accordingly, will continue to vest as provided in Section 3 and be exercisable prior to the Option Expiration Date pursuant to the terms of
Section 4.

     (e) Nothing in the Plan, the Certificate or this Option Agreement shall confer upon Optionee any right to continue in the service and/or employ of the Company or any Affiliate (as defined in the Plan) or shall affect the right of the Company or any Affiliate to terminate the relationship or employment of Optionee, with or without cause.

  6. Restrictions on Purchased Shares.

     None of the Purchased Shares shall be transferred (with or without consideration), sold, offered for sale, assigned, pledged, hypothecated or otherwise disposed of (each a "Transfer") and the Company shall not be required to register any such Transfer and the Company may instruct its transfer agent not to register any such Transfer, unless and until all of the following events shall have occurred:

     (a) the Purchased Shares are Transferred pursuant to and in conformity with (i) (x) an effective registration statement filed with the Securities and Exchange Commission (the "Commission") pursuant to the Securities Act of 1933, as amended

(the "Act"), or (y) an exemption from registration under the Act, and (ii) the securities laws of any state of the United States; and

          (b) Optionee has, prior to the Transfer of such Purchased Shares, and if requested by the Company, provided all relevant information to Company's counsel so that upon Company's request, Company's counsel is able to, and actually prepares and delivers to the Company a written opinion that the proposed Transfer (i) (x) is pursuant to a registration statement which has been filed with the Commission and is then effective, or (y) is exempt from registration under the Act as then in effect, and the Rules and Regulations of the Commission thereunder, and (ii) is either qualified or registered under any applicable state securities laws, or exempt from such qualification or registration. The Company shall bear all reasonable costs of preparing such opinion.

          Any attempted Transfer which is not in full compliance with this
Section 6 shall be null and void ab initio, and of no force or effect.
                                 ---------

      7.  Adjustments upon Recapitalization.

          (a) Subject to the provisions of Section 7(b), if any change is made in the Common Stock, without receipt of consideration by the Company (through merger, consolidation, reorganization, recapitalization, reincorporation, stock dividend, dividend in property other than cash, stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or other transaction not involving the receipt of consideration by the Company) the Option will be appropriately adjusted in the class(es) and number of shares and price per share of stock subject to the Option. Such adjustments shall be made by the Board, the determination of which shall be final, binding and conclusive. The conversion of any convertible securities of the Company shall not be treated as a "transaction not involving the receipt of consideration by the Company."

          (b) In the event of: (1) a dissolution, liquidation or sale of substantially all of the assets of the Company; (2) a merger or consolidation in which the Company is not the surviving corporation; or (3) a reverse merger in which the Company is the surviving corporation but the shares of the Common Stock outstanding immediately preceding the merger are converted by virtue of the merger into other property, whether in the form of securities, cash or otherwise, the Option shall continue in full force and effect and, if applicable, the surviving corporation or an Affiliate of such surviving corporation shall assume the Option and/or shall substitute a similar option or award in place of the Option. Notwithstanding the foregoing, if the Board accelerates the vesting of options held by other officers of the Company in connection with an aforementioned transaction, the vesting of the Option will similarly accelerate to the same extent as such other options.

          (c) To the extent that the foregoing adjustments relate to stock or securities of the Company, such adjustments shall be made by the Board, and its determination shall be final, binding and conclusive.

          (d) The provisions of this Section 7 are intended to be exclusive, and Optionee shall have no other rights upon the occurrence of any of the events described in this Section 7.

          (e) The grant of the Option shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes in its capital or business structure, or to merge, consolidate, dissolve or liquidate, or to sell or transfer all or any part of its business or assets.

      8.  Waiver of Rights to Purchase Stock.

          By signing this Option Agreement, Optionee acknowledges and agrees that neither the Company nor any other person or entity is under any obligation to sell or transfer to Optionee any option or equity security of the Company, other than the shares of Common Stock subject to the Option and any other right or option to purchase Common Stock which was previously granted in writing to Optionee by the Board. By signing this Option Agreement, Optionee specifically waives all rights which he or she may have had prior to the date of this Option Agreement to receive any option or equity security of the Company.

      9.  Investment Intent.

          Optionee represents and agrees that if he or she exercises the Option in whole or in part and if at the time of such exercise the Plan and/or the Purchased Shares have not been registered under the Act, he or she will acquire the Shares upon such exercise for the purpose of investment and not with a view to the distribution of such Shares, and that upon each exercise of the Option he or she will furnish to the Company a written statement to such effect.

     10.  Legend on Stock Certificates.

          Optionee agrees that all certificates representing the Purchased Shares will be subject to such stop transfer orders and other restrictions (if any) as the Company may deem advisable under the rules, regulations and other requirements of the Commission, any stock exchange upon which the Common Stock is then listed and any applicable federal or state securities laws, and the Company may cause a legend or legends to be put on such certificates to make appropriate reference to such restrictions.

     11.  No Rights as Shareholder.

          Except as provided in the Plan, Optionee shall have no rights as a shareholder with respect to the Shares until the date of the issuance to Optionee of a stock certificate or stock certificates evidencing such Shares. Except as may be provided in Section 7 of this Option Agreement, no adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions or other rights for which the record date is prior to the date such stock certificate is issued.

     12.  Modification.

          Subject to the terms and conditions and within the limitations of the Plan, the Board may modify, extend or renew the Option or accept the surrender of, and authorize the grant of a new option in substitution for, the Option (to the extent not previously exercised).

     13.  Withholding.

          (a) The Company shall be entitled to require as a condition of delivery of any Purchased Shares upon exercise of this Option that the Optionee agree to remit, at the time of such delivery or at such later date as the Company may determine, an amount sufficient to satisfy all federal, state and local withholding tax requirements relating thereto, and Optionee agrees to take such other action required by the Company to satisfy such withholding requirements.

          (b) With the consent of the Board, and in accordance with any rules and procedures from time to time adopted by the Board, Optionee may elect to satisfy his or her obligations under Section 13(a) above by (i) directing the Company to withhold a portion of the Shares otherwise deliverable; or (ii) tendering other shares of the Common Stock of the Company which are already owned by Optionee which in all cases have a fair market value on the date as of which the amount of tax to be withheld is determined (the "Tax Date") equal to the amount of taxes to be paid by such method (each, a "Withholding Right"). Notwithstanding anything in this Option Agreement or the Plan to the contrary, Optionee shall have the absolute right, with or without the consent of the Board, to satisfy the tax withholding requirements described herein by any of the methods described in this Section 13(b) if the Optionee is exercising any portion of this Option after his termination for cause.

          (c) To exercise a Withholding Right, the Optionee must follow the election procedures set forth below, together with such additional procedures and conditions set forth in this Option Agreement or otherwise adopted by the
Board:

              (1) the Optionee must deliver to the Company his or her written notice of election (the "Election") and specify whether all or a stated percentage of the applicable taxes will be paid in accordance with Section 13(b) above and whether the amount so paid shall be made in accordance with the "flat" withholding rates for supplemental wages or as determined in accordance with Optionee's form W-4 (or comparable state or local form);

              (2) unless disapproved by the Board as provided in Subsection (3) below, the Election once made will be irrevocable; and

              (3) no Election is valid unless the Board approves such Election, and such Election may be disapproved by the Board, in its sole discretion, with or without cause or reason therefor; provided, if the Board has not approved or disapproved the Election on or prior to the Tax Date, the Election will be deemed approved.

     14.  Character of Option.

          The Option is not intended to qualify as an "incentive stock
                        ---
option" as that term is defined in Section 422 of the Code.

     15.  General Provisions.

          (a) Further Assurances. Optionee and the Company shall promptly take all actions and execute all documents requested by the Company which the Company deems to be reasonably necessary to effectuate the terms and intent of this Option Agreement.

          (b) Notices. All notices, requests, demands and other communications under this Option Agreement shall be in writing and shall be given to the parties hereto as follows:

                i.   If to the Company, to:

                     T.A.R. Preferred Mortgage Corporation
                     3347 Michelson, Suite 400
                     Irvine, California  92715

               ii.   If to Optionee, to the address set
                     forth in the records of the Company,
or at such other address or addresses as may have been furnished by such party in writing to the other party hereto. Any such notice, request, demand or other communication shall be effective (i) if given by mail, 72 hours after such communication is deposited in the mail by first-class certified mail, return receipt requested, postage prepaid, addressed as aforesaid, or (ii) if given by any other means, when delivered at the address specified in this Section.

          (c) Transfer of Rights under this Option Agreement. The Company may at any time transfer and assign its rights and delegate its obligations under this Option Agreement to any corporation into which the Company may be merged or consolidated.

          (d) Option Non-Transferable. Optionee may not sell, transfer, assign or otherwise dispose of the Option except by will or the laws of descent and distribution, and the Option may be exercised, during the lifetime of Optionee by Optionee or by his guardian or legal representative. Notwithstanding the foregoing, the Option may be transferred without consideration by Optionee, subject to such rules as the Board may adopt to preserve the purposes of the Plan, to (A) a member of Optionee's immediate family, or (B) a trust solely for the benefit of Optionee and his immediate family, provided that the Board is notified in advance in writing of the terms and conditions of any proposed transfer and it determines that the proposed transfer complies with the requirements and does not contravene the purposes of the Plan. "Immediate Family" means Optionee's spouse, children, grandchildren, siblings or the children or grandchildren of siblings (including in all cases adopted and stepchildren). Any purported assignment, alienation, pledge, attachment, sale, transfer or encumbrance that does not qualify hereunder shall be void and unenforceable against the Company.

          (e) Successors and Assigns. Except to the extent specifically limited by the terms and provisions of this Option Agreement, this Option Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors, assigns, heirs and personal representatives.

          (f) Governing Law. THIS OPTION AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF CALIFORNIA APPLICABLE TO CONTRACTS MADE IN, AND TO BE PERFORMED WITHIN, THAT STATE.

          (g) The Plan. This Option Agreement is made pursuant to the Plan, and it is intended, and shall be interpreted in a manner, to comply therewith. Any provision of this Option Agreement inconsistent with the Plan shall be superseded and governed by the Plan, except as provided in Section 5(c) of this Option Agreement.

          (h) Representation, Warranties and Covenants of the Company. The Company hereby represents and warrants to Optionee that the Plan has been duly adopted by the Company and that this Option Agreement, and the grant of the Option hereunder, has been duly authorized by the Company. The Company hereby covenants that, shortly after the effective date of its initial public offering, it will register the Shares issuable upon exercise of the Option pursuant to a registration statement on Form S-8 and that it shall use reasonable commercial efforts to keep such registration statement effective until this Option expires or is exercised in full.

          (i) Administration by Committee. As provided in the Plan, administration of the Plan and this Option Agreement has been delegated to a committee (the "Committee") of the Board. Accordingly, all references in this Option Agreement to the "Board" shall be interpreted to mean the Board and/or the Committee and/or any other entity which is delegated the power to administer the Plan.

          (j) Miscellaneous. Titles and captions contained in this Option Agreement are inserted for convenience of reference only and do not constitute a part of this Option Agreement for any other purpose. Except as specifically provided herein, neither this Option Agreement nor any right pursuant hereto or interest herein shall be assignable by any of the parties hereto without the prior written consent of the other party hereto.

          The Signature Page to this Option Agreement consists of the last page of the Certificate.

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

                                  Exhibit "A"

                               NOTICE OF EXERCISE

                (To be signed only upon exercise of the Option)

TO:  T.A.R. Preferred Mortgage Corporation


          The undersigned, the holder of the enclosed Stock Option Agreement (Non-Statutory Stock Option), hereby irrevocably elects to exercise the purchase rights represented by the Option and to purchase thereunder _________ * shares of Common Stock of T.A.R. Preferred Mortgage Corporation (the "Company"), and herewith encloses payment of $_______ and/or _________ shares of the Company's Common Stock in full payment of the purchase price of such shares being purchased.

Dated:  _______________



                                  ______________________________
                                  (Signature must conform in all
                                   respects to name of holder as
                                   specified on the face of the
                                   Option)

                                  ______________________________
                                  (Please Print Name)

                                  ______________________________
                                  (Address)

     * Insert here the number of shares called for on the face of the Option (or, in the case of a partial exercise, the number of shares being exercised), in either case without making any adjustment for additional Common Stock of the Company, other securities or property which, pursuant to the adjustment provisions of the Option, may be deliverable upon exercise.

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